SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 6, 2008

NETFLIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-49802	77-0467272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Winchester Circle

Los Gatos, CA

95032

(Address of principal executive offices)

(Zip Code)

(408) 540-3700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 6, 2008, Netflix, Inc. (the “Company”) announced updated guidance for the third and fourth quarters of 2008.

The information in this report shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly stated by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated October 6, 2008 by Netflix, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETFLIX, INC.

Date: October 6, 2008	/s/ Barry McCarthy
Barry McCarthy
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1*	Press release issued by Netflix, Inc. on October 6, 2008.

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934.